EXHIBIT 10.32

                           NETWORK EVENT THEATER, INC.

                            STOCK PURCHASE AGREEMENT

                                  June 24, 1997

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                           Network Event Theater, Inc.

                            STOCK PURCHASE AGREEMENT


                                  June 24, 1997

            The parties to this agreement are Warburg, Pincus Emerging Growth Fund, Inc., a Maryland corporation, and Small Company Growth Portfolio of Warburg, Pincus Institutional Fund, Inc., a Maryland corporation (collectively, "Purchasers"), and Network Event Theater, Inc., a Delaware corporation (the "Company").

            The Company desires to sell to Purchasers shares of the Company's Common Stock, par value $.01 per share ("Shares"), and Purchasers desire to purchase those Shares from the Company, on the terms and subject to the conditions set forth in this agreement.

            Accordingly, the parties agree as follows:

            1. Purchase and Sale of Shares.

               1.1 Issuance and Sale of Shares.  At the closing  provided for in section 1.2 , the Company shall issue and sell to the Purchasers an aggregate of 1,015,873 Shares, and each Purchaser shall purchase from the Company the number of Shares set forth opposite that Purchaser's name on Schedule 1.1, at a price of $3.9375 per Share (the "Purchase Price").

               1.2 Closing. The closing shall take place on June 24, 1997 at the offices of Proskauer Rose LLP, 1585 Broadway, New York, N.Y. 10036 or at such other time and such place as the Company and the Purchasers mutually agree. The date of the closing is referred to in this agreement as the "Closing Date". At the closing, each Purchaser shall deliver to the Company, by check or by wire transfer of immediately available funds, the Purchase Price of the Shares purchased by that Purchaser and the Company shall deliver to the respective Purchasers certificates for those Shares duly registered in their respective names.

            2. Representations and Warranties of the Company.

               The Company represents and warrants to each Purchaser as follows:

               2.1 Corporate Organization and Authority. The Company is a corporation duly organized, validly existing, and in good standing under the law of Delaware; has the full power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby; and is qualified as a foreign corporation in all jurisdictions in which qualification is required and in which the failure to qualify would have a material adverse effect on the Company's business, properties, or financial condition.

               2.2 Capitalization. The Company is authorized to issue 17,000,000 Shares, of which 8,845,450 are duly and validly issued, fully-paid, non-assessable and outstanding as of the date of this agreement, and 1,000,000 shares of preferred stock, par value $.01 per share, none of which is outstanding. The Company has reserved (a) 340,000 Shares for issuance

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upon exercise of  outstanding  options under the Company's  stock option plan at per share exercise prices ranging from $2.63 to $5.00 and having a weighted average exercise price of $3.60 per share, (b) 40,000 Shares for issuance upon exercise of options available for future grant under the Company's stock option plan, (c) 552,560 Shares for issuance upon exercise of options granted to The Fields & Hellman Company at a per share exercise price of $1.58, (d) up to 100,000 Shares for issuance upon exercise of contingent options granted to American Passage Media Corporation at a per share exercise price of $2.627, (e) 2,645,000 Shares for issuance upon exercise of outstanding warrants at a per share exercise price of $5.00, (f) 230,000 Shares for issuance upon exercise of outstanding warrants issued to Whale Securities Co., L.P. at a per share exercise price of $8.25, and (g) 230,000 Shares reserved for issuance upon exercise of warrants underlying outstanding warrants issued to Whale Securities Co., L.P. at a per share exercise price of $8.25. Except as set forth in this section 2.2 and as contemplated by this agreement, there are no outstanding options, warrants, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. The Company has no obligation to repurchase or redeem any outstanding securities. The issuance of the Shares contemplated by this agreement will not result in any adjustment to the exercise prices of any of the Company's outstanding options or warrants. The Company has delivered to the
Purchasers   true  and  complete   copies  of  the  Company's   Certificate   of
Incorporation and By-Laws as in effect as of the date hereof. Except as provided in the Underwriting Agreement dated April 2, 1996 between the Company and Whale Securities Co., L.P. and the NET Portfolio Investors Agreement dated December 21, 1995 (and the Shareholders Agreement contemplated by that agreement), there exist no agreements or understandings among the stockholders of the Company with respect to their voting of securities of the Company or agreements pursuant to which the Company is obligated to nominate persons for election or appointment to the Company's board of directors. Except as provided by the Registration Rights Agreement, the NET Portfolio Investors Agreement dated December 21, 1995 and registration rights agreements covering shares which have already been registered by the Company, the Company is not under any obligation to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act").

               2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders, necessary for the authorization, execution and delivery of this agreement and the Registration Rights Agreement referred to in section 4.5, the performance of all obligations of the Company under this agreement and the Registration Rights Agreement, and the authorization, sale, issuance and delivery of the Shares, has been taken, and assuming due execution and delivery by each Purchaser, this agreement and the Registration Rights Agreement constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

               2.4 Validity of Shares. Upon receipt by the Company of the Purchase Price and issuance and delivery of the Shares, the Shares will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and non-assessable.

               2.5 No Conflict with Other Instruments. The execution and delivery of this agreement and the Registration Rights Agreement and the performance of all obligations of the Company under this agreement and the Registration Rights Agreement will not result in any


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violation  of, be in conflict  with,  or  constitute  a default  under,  with or without the passage of time or the giving of notice: (a) any provision of the Company's certificate of incorporation or by-laws; (b) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (c) any statute, rule or governmental regulation or order applicable to the Company.

               2.6 SEC Reports. The Company has provided Purchasers with a copy of its Transaction Report on Form 10-KSB for the transition period ended June 30, 1996, its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1996, September 30, 1996, December 31, 1996 and March 31, 1997, and its Current Report on Form 8-K dated August 21, 1996 (the "SEC Reports"), as filed with the Securities and Exchange Commission. On the date of its filing, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they, were made, not misleading. The SEC Reports are the only reports that have been filed by the Company with the SEC under the Securities Exchange Act of 1934. The Company has filed all reports, registrations statements and other documents required to be filed by it under applicable federal and state securities laws.

               2.6 Changes in Condition. Since March 31, 1997 there has not been
(a) any change in the business, assets, properties, financial condition or operating results of the Company from that reflected in the Form 10-QSB for the fiscal quarter ended that date, except changes in the ordinary course of business which individually, or in the aggregate, have not had a material adverse effect on the Company, or (b) any other event or condition, of which the Company has knowledge, of any character which might have a material adverse effect on the business, assets, properties, financial condition or operating results of the Company.

               2.7 Financial Statements. The financial statements contained in the SEC Reports fairly present the financial position and results of operations of the Company as of their respective dates and for the respective periods then ended, in accordance with generally accepted accounting principles consistently applied.

               2.8 Consents. No consent, approval, order or authorization of any federal, state or local governmental authority or other person or entity with respect to the Company is required in connection with the sale and purchase of Shares as contemplated by this agreement.

               2.9 Litigation. There is no action, proceeding or investigation pending or threatened against the Company that, either individually or in the aggregate, would have a material adverse effect on the business, assets, properties, financial condition or operating results of the Company or that seeks to prohibit or restrain the transactions contemplated hereby. There is no judgment, decree or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is currently pending no action, suit, proceeding or investigation initiated by the Company.

            3. Representations and Warranties of Purchasers; Securities Laws.

               3.1 Representations and Warranties of Purchasers. Each Purchaser severally and not jointly represents and warrants to the Company that:

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               (a) All action on the part of that  Purchaser,  and its officers, directors and stockholders, necessary for the authorization, execution and delivery of this agreement and the Registration Rights Agreement and the performance of all of its obligations under this agreement and the Registration Rights Agreement has been taken, and assuming due execution and delivery by the Company, this agreement and the Registration Rights Agreement constitute valid and binding obligations of that Purchaser enforceable against it in accordance with their terms.

               (b) The execution and delivery of this agreement by that Purchaser and the performance of all obligations of that Purchaser under this agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of that Purchaser's charter documents; (ii) any material contract, obligation or commitment to which that Purchaser is a party or by which it is bound; or (iii) any statute, rule or governmental regulation or order applicable to that Purchaser.

            4. Securities Act Matters.

               4.1 Purchase for Investment. This agreement is made with each Purchaser in reliance upon that Purchaser's representation to the Company, which by that Purchaser's execution of this agreement that Purchaser hereby confirms, that the Shares to be purchased by that Purchaser will be acquired for investment for that Purchaser's own account, not as a nominee or agent, and, other than as contemplated by the Registration Rights Agreement or otherwise in accordance with applicable securities laws, not with a view to the sale or distribution of any part thereof, and without present intention of selling, granting any participation in, or otherwise distributing any of the Shares. By executing this agreement, each Purchaser further represents that it has no contract, undertaking, agreement or arrangement with any person to sell or transfer any of the Shares.

               4.2 Exemption. Each Purchaser acknowledges that it understands that the offering and sale of the Shares to Purchasers pursuant to this agreement will not be registered under the Securities Act on the grounds that the offering and sale are exempt from registration pursuant to Section 4(2) of the Securities Act, and that the Company's reliance upon such exemption is predicated, in part, upon that Purchaser's representations set forth in this agreement.

               4.3 Additional Securities Act Representations. Each Purchaser represents that: (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; (b) it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Shares; (c) it has the ability to bear the economic risks of its investment; (d) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment; and (e) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

               4.4 Legends. The certificates for the Shares sold to Purchasers shall bear the following legend:

                    "The Shares  represented by this  certificate  have not been registered under the Securities Act of 1933 ("Act") and may not be transferred unless a Registration Statement under the Act is in effect as to that transfer or, in the opinion of counsel


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               reasonably  satisfactory to the Company,  registration  under the
               Act is unnecessary for that transfer to comply with the Act."

               4.5 Registration Rights. At the closing, the Company and each Purchaser shall execute and deliver an agreement substantially in the form of the registration rights agreement ("Registration Rights Agreement") attached as exhibit 4.5 to this agreement, which provides for registration under the Securities Act of the Shares to be issued to Purchasers pursuant to this agreement. Notwithstanding anything to the contrary in the Registration Rights Agreement, until the expiration of the ninety day period commencing on the Closing Date, none of the Purchasers shall sell any of the Shares that it acquires pursuant to this agreement.

            5. Conditions to Purchasers' Obligations. The obligations of each Purchaser to purchase Shares under Section 1 of this agreement are subject to the fulfillment at or before the closing of each of the following conditions (any of which may be waived in writing by that Purchaser):

               5.1 Representations and Warranties. The representations and warranties of the Company contained in section 2 shall be true in all material respects on and as of the Closing Date with the same effect as though those representations and warranties had been made on and as of the Closing Date.

               5.2 Performance of Obligations. The Company shall have performed in all material respects all agreements and obligations that are required to be performed by it under this agreement on or before the Closing Date.

               5.3 Registration Rights Agreement. The Company and each of the Purchasers shall have executed and delivered the Registration Rights Agreement.

               5.4 Opinion of Counsel. There shall have been delivered to Purchasers an opinion of counsel to the Company in substantially the form of
Exhibit 5.4.

               5.5 Due Diligence. Each of the Purchasers and their respective counsel shall have had an opportunity to review all information regarding the Company and all material agreements to which the Company or its stockholders are a party which they have reasonably requested.

               5.6 Proceedings Satisfactory. All corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this agreement shall be reasonably satisfactory to each Purchaser.

               6. Conditions to Company's Obligations. The obligations of the Company to issue and sell Shares to the respective Purchasers are subject to the fulfillment at or before the Closing of each of the following conditions (any of which may be waived in writing by the Company):

               6.1 Representations and Warranties. The representations and warranties of Purchasers contained in section 3 and 4 shall be true in all material respects on and as of he Closing Date with the same effect as though those representations and warranties had been made on and as of the Closing Date.


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               6.2 Performance of Obligations. Each of the Purchasers shall have performed in all material respects all agreements and obligations that are required to be performed by it under this agreement on or before the Closing Date.

               6.3  Registration  Rights  Agreement.   The  Registration  Rights
Agreement shall have been executed and delivered by the Purchasers.

            7. Additional Agreements of the Company. The Company further agrees as follows:

               7.1 Information Provided to Stockholders. The Company shall provide each Purchaser, for so long as that Purchaser holds Shares, with copies of all reports, proxy statements and other financial information the Company provides to its stockholders, including, without limitation, any information provided to any stockholder or group of stockholders by agreement.

               7.2  Stockholders'   Meetings.  The  Company  shall  hold  annual
meetings of its stockholders.

               7.3 Publicity. The Company shall not use or make reference to the name of any Purchaser or any of its affiliates in any press release or other document without that Purchaser's prior approval unless the use or reference to that Purchaser is required by law, in which event the Company will consult with that Purchaser prior to such publication; provided, however, that no approval of or consultation with Purchasers shall be required to file this agreement and the Registration Rights Agreement as an exhibit to any report required to be filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934.

               7.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares contemplated hereby for working capital and general corporate purposes, the growth of its existing businesses, and the possible acquisition of other businesses related to its existing businesses.

               7.5 Board Representation. If for any reason Harlan Peltz ceases to be an officer and director of the Company, upon Purchasers' request at any time thereafter (so long as Purchaser owns Shares acquired pursuant to this agreement) the Company shall use its best efforts to cause the election to the Company's board of directors of a person nominated by Purchasers.

            8. Survival of Representations and Warranties; Indemnification.

               8.1 Survival. The representations and warranties of the parties contained in this agreement (other than the representations and warranties of the Company set forth in sections 2.2, 2.3, 2.4 and 2.5, which shall survive without limitation as to time) shall survive the execution and delivery of this agreement and the closing for a period of two years; provided, however, that no claim may be made with respect to any representation or warranty that is accurate as of the date of such execution and delivery and as of the Closing Date.

               8.2 Indemnification By the Company. Subject to section 8.4, after the closing the Company shall indemnify and hold harmless each Purchaser and each of its officers, directors, employees, agents and legal counsel and each person controlling that Purchaser, from


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all losses, damages,  expenses,  liabilities,  claims, assessments and judgments
(including reasonable costs and attorneys' fees and other expenses arising out of any claim, or the defense or investigation thereof, made with respect to any of the foregoing) incurred or suffered by any of them arising out of, based upon or resulting from any breach by the Company of the Company's representations, warranties, or covenants made to that Purchaser in this agreement.

               8.3 Indemnification By Purchasers. Subject to section 8.4, after the closing each Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and each of its officers, directors, employees, agents and legal counsel and each person controlling the Company, from all losses, damages, expenses, liabilities, claims, assessments and judgments (including reasonable costs and attorneys' fees and other expenses arising out of any claim, or the defense or investigation thereof, made with respect to any of the foregoing) incurred or suffered by any of them arising out of, based upon or resulting from any breach by that Purchaser of the representations, warranties, or covenants made by that Purchaser in this agreement.

               8.4 Notice of Claims; Participation in Suits. Any claim pursuant to this section 8 with respect to a breach of a representation or warranty (other than a representation or warranty of the Company set forth in Section 2.2, 2.3, 2.4 and 2.5, which shall survive without limitation as to time) must be made within two years after the Closing Date. If a party ("Indemnified Party") makes any claim against the other party ("Indemnifying Party") for indemnification, the claim shall be in writing and shall state in general terms the facts upon which the claim is based. If any claim or demand is asserted against an Indemnified Party by a third party, the Indemnified Party shall give the Indemnifying Party written notice of the claim or demand within 30 days after receipt, and the Indemnifying Party shall have the right to assume the defense of the claim with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party, but the Indemnifying Party shall not settle the claim without the consent of the Indemnified Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, a failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from its indemnification obligations unless such Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall have the right to select separate counsel for the defense of the claim, at the expense of the Indemnifying Party, if the Indemnifying Party and the Indemnified Party have conflicting interests with respect to the claim.

            9. Miscellaneous.

               9.1 Finders. The parties represent and warrant that they have not employed or utilized the services of any broker or finder in connection with this agreement or the transactions contemplated by it, except that the Company has used the services of Whale Securities Co., L.P. and shall be solely responsible for its fees.

               9.2 Expenses. The Company and the Purchasers will each bear their respective legal and other fees and expenses in connection with the negotiation, documentation and consummation of the transactions contemplated in this agreement.

               9.3 Headings. The section headings of this agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this agreement.

               9.4  Notices.   Any  notice  required  or  permitted  under  this
agreement shall be given in writing and shall be conclusively deemed effectively given upon personal


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delivery, 24 hours after facsimile transmission (receipt acknowledged),  one day after deposit with a nationally recognized overnight courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision) (a) if to the Company, to Network Event Theater,
Inc.,149  Fifth  Avenue,  New  York,  N.Y.  10011,  Attention:   Chairman  (fax:
212-779-9190); with a copy to Bertram A. Abrams, Esq., Proskauer Rose LLP, 1585 Broadway, New York, New York 10036 (fax: 212-969-2900); and (b) if to any Purchaser, to it at 466 Lexington Avenue, New York, New York 10017, Attention:
Eugene P. Grace, c/o Warburg, Pincus Counsellors, Inc. (fax: 212-878-9351); with a copy to Daniel D. Rubino, Esq., Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022 (fax: 212-821-8111).

               9.5 Waiver. Any party may waive compliance by another with any of the provisions of this agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing and must be signed by the party waiving any provision hereof.

               9.6 Entire Agreement. This agreement and the Registration Agreement contain a complete statement of all of the terms of the arrangements among the parties with respect to their subject matter, supersede any previous agreements and understandings between the parties with respect to those matters, and cannot be changed or terminated orally. Except as specifically set forth in this agreement, there are no representations or warranties by any party in connection with the transactions contemplated by this agreement.

               9.7  Governing  Law.  Except  to  the  extent  that  the  General
Corporation Law of Delaware applies to matters related to the internal governance of the Company, this agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

               9.8 Jurisdiction. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy among them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this agreement submits to the jurisdiction of those courts, including, but not limited to, the in personam and subject matter jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with section 9.4) or any other manner permitted by law, and irrevocably agrees to be


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bound by any judgment rendered thereby in connection with this agreement.  These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this agreement.

                                   Network Event Theater, Inc.

                                     By:/s/Harlan D. Peltz
                                        ---------------------------
                                            Chairman of the Board and
                                            Chief Executive Officer

                                   WARBURG, PINCUS EMERGING GROWTH
                                   FUND, INC.

                                     By:/s/Eugene P. Grace
                                        ---------------------------
                                           Name:Eugene P. Grace
                                           Title:Vice President and Secretary

                                   WARBURG, PINCUS INSTITUTIONAL FUND, INC., on behalf of Small Company Growth Portfolio

                                     By:/s/Eugene P. Grace
                                           Name:Eugene P. Grace
                                           Title:Vice President and Secretary


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